EXHIBIT 10.1

                                AMENDMENT NO. 14
                                       TO
                             TRANSACTION AGREEMENT

         This Amendment No. 14 ("AMENDMENT") to the Transaction Agreement dated as of July 8, 1998, as amended by Amendment No. 1 dated as of December 18, 1998, by Amendment No. 2 dated as of February 18, 1999, by Amendment No. 3 dated as of May 14, 1999, by Amendment No. 4 dated as of June 30, 1999, by Amendment No. 5 dated as of June 30, 1999, by Amendment No. 6 dated as of November 18, 1999, by Amendment No. 7 dated as of August 1, 2000, by Amendment No. 8 dated as of December 20, 2000, by Amendment No. 9 dated as of March 13, 2001, by Amendment No. 10 dated as of June 21, 2001, by a separate and distinct Amendment No. 10 dated as of November 9, 2001, by Amendment No. 11 dated as of December 19, 2002, by Amendment No. 12 dated as of May 22, 2002 and by Amendment No. 13 dated as of September 12, 2002 (as so amended, the "ORIGINAL AGREEMENT"), is made as of January 16, 2004, among Choice One Communications Inc. (the "CORPORATION") and the persons listed on the signature pages hereto.

         WHEREAS, the Fleet Entities desire to irrevocably terminate certain of their rights under the Original Agreement and the parties hereto desire to amend the Original Agreement to effect such termination and to address certain issues raised by such termination;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Agreement.

         SECTION 2. Termination of Rights. Each of the parties agrees that, notwithstanding any provision of the Original Agreement to the contrary, none of the Fleet Entities shall have any rights:

         (a) under Sections 4.01 through 4.04 or Section 4.06 of the Original Agreement; or

         (b) to participate in sales by a Selling Person pursuant to Section
6.05 of the Original Agreement.

         SECTION 3. Amendments to Section 5.03. Section 5.03 of the Original Agreement is hereby amended as follows:

         (a) Clause (ii) of Section 5.03(b) of the Original Agreement is hereby deleted and clauses (iii) through (vi) of Section 5.03(b) are hereby re-numbered as clauses (ii) through (v) thereof;
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                                      -2-

         (b) Clause (iii) of Section 5.03(f) of the Original Agreement is hereby deleted, the reference to Section 5.03(b)(iii) in clause (iv) of Section 5.03(f) is hereby replaced with a reference to Section 5.03(b)(ii), and clause (iv) of
Section 5.03(f) is hereby re-numbered as clause (iii) thereof;

         (c) Clause (iii) of Section 5.03(g) of the Original Agreement is hereby deleted, the reference to Section 5.03(b)(iii) in clause (iv) of Section 5.03(g) is hereby replaced with a reference to Section 5.03(b)(ii), and clause (iv) of
Section 5.03(g) is hereby re-numbered as clause (iii) thereof; and

         (d) Section 5.03(k) of the Original Agreement is hereby amended by adding the following proviso to the end thereof: "; provided, however, that despite the fact that the Fleet Entities do not have the right to designate a director, the Fleet Entities shall be subject to the obligations of this Section 5.03(k) so long as they continue to own, in the aggregate, at least 50% of the Fleet Equity".

         SECTION 4. Amendments to Section 9.04. Clause (x) of Section 9.04 of the Original Agreement is hereby amended by deleting "Fleet," therefrom.

         SECTION 5. Effect of Amendment; Irrevocable Consent to Future Amendments, Modifications and Waivers. Except as amended hereby, the Original Agreement shall remain unchanged and continue in full force and effect. Without limiting the generality of the foregoing, nothing in this Amendment shall relieve any of the Fleet Entities from any of their respective obligations under the Original Agreement including, without limitation, their obligations under
Article 6 of the Original Agreement. This Amendment shall constitute the prior written consent of the Fleet Entities contemplated by the first sentence of
Section 9.04 of the Original Agreement to any amendment, modification or waiver after the date hereof except for any amendment, modification or waiver which both (i) is adverse to any of the Fleet Entities (after giving effect to this Amendment); and (ii) results in any of the Fleet Entities being treated differently than holders of Investor Equity generally; provided, however, that to the extent that the different treatment of the Fleet Entities arises solely as a result of the different percentage of Investor Equity held such different treatment shall be disregarded for the purposes of clause (ii). Each of the Fleet Entities acknowledges that it has not relied on any representations or warranties of the Corporation or any other party as to the effect of this Amendment on its rights and obligations under applicable securities laws.

         SECTION 6. Governing Law. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

         SECTION 7. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument.
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                                      -3-
         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.



                      CHOICE ONE COMMUNICATIONS INC.


                      By:  /s/ Steve M. Dubnik
                           -----------------------------------------------
                           Steve M. Dubnik
                           Chairman and Chief Executive Officer


                      MANAGEMENT MEMBERS


                           /s/ Steve M. Dubnik
                           -----------------------------------------------
                           Steve M. Dubnik, as a Management
                           Member and as Chief Executive Officer
                           of Choice One Communications Inc.


                           /s/ Mae Squier-Dow
                           -----------------------------------------------
                           Mae Squier-Dow


                           /s/ Kevin Dickens
                           -----------------------------------------------
                           Kevin Dickens


                           /s/ Philip Yawman
                           -----------------------------------------------
                           Philip Yawman


                           /s/ Ajay Sabherwal
                           -----------------------------------------------
                           Ajay Sabherwal


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                                      -4-

                          INVESTOR MEMBERS

                          MORGAN STANLEY CAPITAL
                            PARTNERS III, L.P.

                          By:   MSCP III, LLC, its general partner
                          By:   Morgan Stanley Capital Partners III,
                                  Inc., its Member

                          By:   /s/ John B. Ehrenkranz
                                -----------------------------------------------

                          Its:  Managing Director
                                -----------------------------------------------


                          MSCP III 892 INVESTORS, L.P.

                          By:   MSCP III, LLC, its general partner
                          By:   Morgan Stanley Capital Partners III,
                                  Inc., its Member

                          By:   /s/ John B. Ehrenkranz
                                -----------------------------------------------

                          Its:  Managing Director
                                -----------------------------------------------


                          MORGAN STANLEY CAPITAL
                            INVESTORS, L.P.

                          By:   MSCP III, LLC, its general partner
                          By:   Morgan Stanley Capital Partners III,
                                  Inc., its Member

                          By:   /s/ John B. Ehrenkranz
                                -----------------------------------------------

                          Its:  Managing Director
                                -----------------------------------------------



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                                      -5-

                          MORGAN STANLEY DEAN WITTER
                            CAPITAL PARTNERS IV, L.P.
                          By:   MSDW Capital Partners IV, LLC, its
                                   general partner
                          By:   MSDW Capital Partners IV, Inc., its Member

                          By:   /s/ John B. Ehrenkranz
                                -----------------------------------------------

                          Its:  Managing Director
                                -----------------------------------------------


                          MSDW IV 892 INVESTORS, L.P.
                          By:   MSDW Capital Partners IV, LLC, its
                                  general partner
                          By:   MSDW Capital Partners IV, Inc., its Member

                          By:   /s/ John B. Ehrenkranz
                                -----------------------------------------------

                          Its:  Managing Director
                                -----------------------------------------------


                          MORGAN STANLEY DEAN WITTER
                            CAPITAL INVESTORS IV, L.P.
                          By:   MSDW Capital Partners IV LLC, its
                                   general partner
                          By:   MSDW Capital Partners IV, Inc., its Member

                          By:   /s/ John B. Ehrenkranz
                                -----------------------------------------------

                          Its:  Managing Director
                                -----------------------------------------------


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                                      -6-

                          FLEET VENTURE RESOURCES, INC.

                          By: /s/ Robert M. Van Degna
                              -----------------------------------------------
                              Robert M. Van Degna
                              Under Power of Attorney Dated 8/4/00


                          FLEET EQUITY PARTNERS VI, L.P.

                          By:  Silverado IV Corp., its General Partner

                          By: /s/ Robert M. Van Degna
                              -----------------------------------------------
                              Robert M. Van Degna
                              Chairman & CEO


                          CHISHOLM PARTNERS III, L.P.

                          By: Silverado III, L.P., its General Partner
                          By: Silverado III Corp., its General Partner

                          By: /s/ Robert M. Van Degna
                              -----------------------------------------------
                              Robert M. Van Degna
                              Chairman & CEO


                          KENNEDY PLAZA PARTNERS

                          By: /s/ Robert M. Van Degna
                              -----------------------------------------------
                              Robert M. Van Degna
                              Managing General Partner


                          WALLER-SUTTON MEDIA PARTNERS, L.P.


                          By: Waller Sutton Media, L.L.C. its general partner

                          By: /s/ Bruce Hernandez
                              -----------------------------------------------
                              Bruce Hernandez
                              Chief Executive Officer